Flexible Premium Deferred Variable Annuity
issued by: Midland National® Life Insurance Company
through the Midland National Life Separate Account C
Supplement dated June 4, 2024 to the previously supplemented Prospectus, the Initial Summary Prospectus, and the Updating Summary Prospectus, each Dated May 1, 2024
This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.

The Board of Trustees of Rydex Variable Trust has approved a proposal to close and liquidate the Guggenheim VIF Long Short Equity Fund, subject to shareholder approval.

Effective June 4, 2024, the Guggenheim VIF Long Short Equity Fund will no longer accept new investment allocations. As a result, the Subaccount that invests in this fund (the “Closed Subaccount”) will also be closed to new investment allocations. Any order to allocate Net Premium and transfer Accumulation Value to the Closed Subaccount will not be processed because it will not be considered in good order, and any premium received with the order will be returned to you without interest. Such an order includes any standing allocation instructions we have on file that lists the Closed Subaccount. If your on-file allocation instructions for allocating any future Net Premiums include the Closed Subaccount, please contact us (as described below) to change your instructions for allocating any future Net Premiums and to avoid delays in your investment allocations.

Any Accumulation Value you have already invested in the Closed Subaccount can remain in the Closed Subaccount unless you order the transfer or withdrawal of the Accumulated Value from the Closed Subaccount. If you participated in the portfolio rebalancing or dollar cost averaging programs and your instructions allocate Accumulated Value to the Closed Subaccount, your participation in the program is suspended until you provide us with new allocation instructions.

If approved by shareholders, the subsequent liquidation of the Guggenheim VIF Long Short Equity Fund is anticipated to occur on July 29, 2024. Any Accumulation Value you have invested in the Closed Subaccount at the time of liquidation will be allocated to the Fidelity VIP Government Money Market Service 2 Subaccount. Additional information about each of these investment options is located in the appendix to your Prospectus or Summary Prospectus.

A corresponding change is hereby made throughout the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus.
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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.
Please retain this supplement for future reference.